Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

AMENDED AND RESTATED GLOBAL PATENT LICENSE AGREEMENT

This Global Patent License Agreement is effective as of January 1, 2017 (the “Effective Date”) by and between

TELEFONAKTIEBOLAGET LM ERICSSON (PUBL), a company duly incorporated and existing under the laws of Sweden, with registration number 556016-0680, having its registered office at SE-164 83 Stockholm, Sweden (hereinafter referred to as “Ericsson”); and

SONIM TECHNOLOGIES INC., a company duly established under the laws of California with organization number 53556, having its registered office at 1875 S. Grant Street, Suite 750, San Mateo, CA 94402 USA (hereinafter referred to as “Company”).

WHEREAS, Ericsson owns patents that are essential and necessary to make, use and sell products, which comply with any one or more of the standards based on 2G, 3G, 4G and 5G; and

WHEREAS, Company makes and/or Sells products that are compliant with such standards; and

WHEREAS, therefore, Company desires to acquire a non-exclusive license to such patents from Ericsson.

WHEREAS, the Parties have signed a Global Patent License Agreement effective as of January 1, 2017 (the “Original GPLA”).

WHEREAS, Article 15.3 of the Original Agreement contemplates that the Original Agreement may be amended or supplemented in a written agreement such as this Agreement; and

WHEREAS, the Parties desire to amend and restate the Original Agreement to read in its entirety as set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, receipt of which is hereby acknowledged, Ericsson and Company hereby agree as follows:

EXECUTION VERSION

1	DEFINITIONS

For the purpose of this Agreement, capitalized terms used in this Agreement, whether in singular or in plural and not otherwise defined in this Agreement shall have the following meanings.

1.1

“Affiliate” of a party shall mean an Entity that, during the Licensed Period, controls, is controlled by, or is under common control with such party, but any such Entity shall be deemed to be an Affiliate only as long as such control exists, and for the purposes of this definition, “control” shall mean direct or indirect ownership or control of more than fifty percent (50%) of the Voting Power or, if the Entity in question does not have outstanding voting shares or securities, more than fifty percent (50%) of the equity interest in such Entity.

1.2	“Agreement” shall mean this Global Patent License Agreement including its appendices.

1.3

“Brand Company” shall mean a Third Party Entity, including such Entity’s Affiliates, other than a Network Operator, which is active in the Consumer electronics business and/or wireless communications business and/or IT industry by selling wireless and/or IT products.

1.4

“CDMA” shall mean CDMA2000 standard specifications released or published by 3GPP2 and/or relevant local standardization bodies such as but not limited to ETSI, TIA, T1P1, ARIB, TTC and CCSA, irrespective of the transmission medium, frequency band or duplexing scheme, at the time of the Effective Date, as well as any updates in respect of such standard specifications during the License Period. However, such updates may not extend to any Future Standards. For the avoidance of any doubt, CDMA does not include 2G, 3G, 4G, 5G, WiMax, WiFi or Future Standards.

1.5	“Change of Control” shall mean the occurrence of any of the following events, in one or a series of related transactions:

(i)	the direct or indirect acquisition of at least fifty percent (50%) of the voting securities of a Party by a person or a group of related Entities;

(ii)

the direct or indirect sale, exchange, lease or other disposition, of all or substantially all of the assets of a Party and its Affiliates, taken as a whole, to any person or group of related Entities; or

(iii)

merger, consolidation or other business combination involving a Party in which the voting securities of such Party owned by the shareholders of such Party immediately prior to such merger or consolidation do not represent more than fifty percent (50) of the total voting power of the surviving entity outstanding immediately after such merger or consolidation.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

1.6	“Company Products” shall mean Mobile Devices being;

(i)	branded or co-branded with

(a)	a brand owned by or licensed to Company and/or its Affiliates; or

(b)	a brand owned by or licensed to a Network Operator;

all provided that such Mobile Devices are not branded or co-branded with a brand of a Brand Company unless such branded or co-branded Mobile Devices are directly Sold to an End User Customer; and

(ii)	compliant with any or more of the Standards (whether or not enabled); and

(iii)	not compliant with any Future Standards.

1.7

“Components” shall mean any item of equipment, including, for example, a sub-system, sub-assembly or component, in software, hardware and/or firmware form, of any Company Product, which is sold, licensed, or supplied, or intended to be sold, licensed, or supplied to a Third Party other than as a complete and ready to use end-use item, for example, because it requires additional industrial, manufacturing or assembly processes before being used or sold as an end-use item, and is intended for incorporation into any product. Examples of Components include, but are by no means limited to, platforms, ASICs and chipsets, modules, printed circuit boards, integrated circuits, semiconductor devices, processors, multi-core processors, multi-chip modules, and multi-chip packages, embedded modules and core engines. This definition of “Components” shall exclude any product employed for the purpose of repair of already sold products which are licensed under this Agreement.

1.8	“Consumer” shall mean a natural person who buys products or uses services as a final user.

1.9	“Defaulting Party” shall have the meaning set out in Article 7.2 below.

1.10	“End User Customer” shall mean a natural person or Entity who buys products as a final user.

1.11

“Entity” shall mean any firm, company, corporation or other body corporate or legal entity (wherever and however incorporated or established), government, state, agency or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having a separate legal personality).

1.12

“Future Standards” shall mean 6G as well as any updates of 5G that significantly change the character of 5G. For the avoidance of any doubt, Future Standards does not include 2G, 3G, 4G, 5G, CDMA, WiMax, or WiFi.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

1.13

“Have Copied” shall, with respect to the license granted under this Agreement in relation to software being licensed, mean having such software copied and used by a customer (being a Network Operator only) of Ericsson or its Affiliates. Such copy by a customer shall be made pursuant to and in accordance with the terms of a software license agreement entered into between such customer and Ericsson or its Affiliates. In no event shall a Have Copied right granted be interpreted to include a right for such customer to re-sell such software to any third parties or to grant a patent sublicense to any third parties.

1.14	“Have Made” shall mean the rights to Have Made with Outsourced Design and to Have Made with Party Design.

1.15

“Have Made with Outsourced Design” shall mean the right to have a Third Party make a product for the use and benefit of the Party, or its Affiliates, exercising the have made right, provided such Third Party is not allowed to sell such product to other Third Parties.

1.16

“Have Made with Party Design” shall mean the right to have a Third Party make a product for the use and benefit of the Party, or its Affiliates, exercising the have made right, provided all of the following conditions are fulfilled:

(i)	the Party, including its Affiliates, exercising the have made right owns and supplies the designs, specifications and working drawings supplied to such Third Party; and

(ii)	such designs, specifications and working drawings are, complete and sufficient so that no substantial additional design, specification and working drawings are needed by any Third Party; and,

(iii)	such Third Party is not allowed to sell such product to other Third Parties.

1.17

“Knocked Down Products” shall mean a knocked down or semi-knocked down kit of parts of an applicable Company Product, which kit includes all parts necessary to assemble a complete and ready to use Company Product.

1.18

“Licensed Patents” shall mean those Patents (in any country of the world) as to which it is not possible on technical grounds taking into account normal technical practice and the state of the art generally available at the time of adoption or publication of the relevant Standards, to make, sell, offer for sale, lease or otherwise dispose of and import, repair, use or operate equipment or methods which comply with the relevant Standards, without infringing such Patents.

1.19

“License Period” shall mean the period commencing on the Effective Date and having duration through the expiration of the last one of the Licensed Patents, however, not exceeding a period of seven (7) years calculated from the Effective Date.

1.20

“Mobile Device” shall mean a complete and ready to use device, which can be directly used by a Consumer for wireless communications (i.e. to receive and transmit information over the air by means of using any or more of the Standards), without the device having to be integrated or embedded into another device or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

connected to another device through for example a USB, memory card, WLAN or Bluetooth interface. For the avoidance of all doubts, the term “Mobile Device” includes Knocked Down Products of a Mobile Device but does not include subassemblies or parts of products such as, but not limited to Components, other than as sold as part of the Mobile Device or as spare parts or repair parts of already Sold Mobile Devices.

1.21

“Network Operator” shall mean an Entity, including such Entity’s Affiliates, that as its main business (i) owns or licenses frequency spectrum, directly or indirectly, from a government or other relevant authority or Entity, and offers wireless data- or telecommunications services to Consumers over such owned or licensed spectrum; and/or (ii) offers wired data- or telecommunications services to Consumers.

1.22	“Party/Parties” shall mean Ericsson and Company as applicable.

1.23

“Patents” shall mean patent claims (including claims of licensable patent applications), and like statutory rights other than design patents, (i) owned by a Party and/or its Affiliates; or (ii) sub-licensable by a Party and/or its Affiliates without resulting in a binding obligation by such Party or its Affiliates to pay incremental royalties or other incremental consideration to a Third Party unless the other Party agrees to pay, and pays, such royalties or other consideration; at any time from the date of the latest signature of this Agreement until the expiration or termination of this Agreement.

1.24

“Sale”, “Sell” or “Sold” or any similar term shall mean the delivery of Company Products in any country of the world to a Third Party regardless of the basis for compensation, if any, including lease, rent or similar transaction, whether as an individual item or as a component or constituent of other products, or the putting into use of the Company Products by Company and/or its Affiliates for any purpose other than routine testing thereof—with a Sale being deemed to have occurred upon shipment or invoicing or such putting into use, whichever shall first occur.

1.25	“Standards” shall mean 2G, 3G, 4G, and 5G.

1.26	“Third Party/Third Parties” shall mean any Entity that is not a Party or an Affiliate of a Party.

1.27

“Third Party Licensee” shall mean, as determined separately for each Mobile Device, a Third Party, other than a Network Operator, that is licensed by Ericsson under any Ericsson Licensed Patent applicable to such product to make, have made, use, offer to sell, sell or otherwise dispose or import such product that comply with any or all of the Standards as such product that Company or its Affiliates are selling or otherwise disposing of to such Third Party.

1.28

“Voting Power” shall mean the right to exercise voting power with respect to the election of directors or similar managing authority of an Entity (whether through direct or indirect beneficial ownership of shares or securities of such Entity or otherwise).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

1.29

“WiFi” shall mean the 802.11 standard specifications released or published by IEEE, irrespective of the transmission medium, frequency band or duplexing scheme, at the time of the Effective Date, as well as any updates in respect of such standard specifications during the License Period. However, such updates may not extend to any Future Standards. For the avoidance of any doubt, WiFi does not include 2G, 3G, 4G, 5G, CDMA, WiMax or Future Standards.

1.30

“WiMax” shall mean the 802.16 standard specifications released or published by IEEE, irrespective of the transmission medium, frequency band or duplexing scheme, at the time of the Effective Date, as well as any updates in respect of such standard specifications during the License Period. However, such updates may not extend to any Future Standards. For the avoidance of any doubt, WiMax does not include 2G, 3G, 4G, 5G, CDMA, WiFi or Future Standards.

1.31

“2G” shall mean Global System for Mobile Communications (GSM) and Generalized Packet Radio System (GPRS) including Enhanced GPRS (E-GPRS or “EDGE”) standard specifications released or published by 3GPP and/or relevant local standardization bodies such as ETSI, TIA, T1P1, ARIB, TTC and CCSA, irrespective of the transmission medium, frequency band or duplexing scheme, at the time of the Effective Date as well as updates in respect of such standard specifications during the License Period. However, such updates may not extend to any Future Standards. For the avoidance of any doubt, 2G (i) does include standard specifications required for GERAN based systems; and (ii) does not include 3G, 4G, 5G, CDMA, WiMax, WiFi or Future Standards.

1.32

“3G” shall mean UTRA (FDD mode (including but not limited to WCDMA) and TDD mode (including but not limited to TD-SCDMA)), including HSPA and UMTS core network standard specifications released or published by 3GPP and/or relevant local standardization bodies such as ETSI, TIA, T1P1, ARIB, TTC and CCSA, irrespective of the transmission medium, frequency band or duplexing scheme, at the time of the Effective Date, as well as any updates in respect of such standard specifications during the License Period. However, such updates may not extend to any Future Standards. For the avoidance of any doubt, 3G (i) does include standard specifications required for UTRAN based systems; and (ii) does not include 2G, 4G, 5G, CDMA, WiMax, WiFi or Future Standards.

1.33

“4G” shall mean E-UTRA (FDD mode and TDD mode (including but not limited to LTE, TD-LTE and LTE-SAE)) standard specifications released or published by 3GPP and/or relevant local standardization bodies such as but not limited to ETSI, TIA, T1P1, ARIB, TTC and CCSA, irrespective of the transmission medium, frequency band or duplexing scheme, at the time of the Effective Date, as well as any updates and enhancements in respect of such standard specifications during the License Period. However, such updates may not extend to any Future Standards. For the avoidance of any doubt, 4G (i) does include standard specifications required for E-UTRAN based systems; and (ii) does not include 2G, 3G, 5G, CDMA, WiMax, WiFi or Future Standards.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

1.34

“5G” shall mean any 5G RAN based cellular telecommunication system standard specification released or published by 3GPP, beginning with Release 15 and including any 38 series specification required for the implementation of the new radio interface, whether promulgated by government, industry-wide or other regulatory authorities that specifies the technical and other requirements for conformity and compliance with cellular telecommunications systems. For the avoidance of doubt, 5G excludes 2G, 3G, 4G, CDMA, WiMax, WiFi standards, other prior cellular telecommunications system standards, and any Future Standards.

2	LICENSE GRANT BY ERICSSON

2.1

License Grant. Subject to that Company and its Affiliates are at all times in compliance with the terms and conditions of this Agreement, Ericsson hereby grants to Company a world-wide, non-transferable and non-exclusive license under Ericsson’s Licensed Patents during the License Period to:

(i)	make, Have Made, use, and import Company Products;

(ii)	Sell and offer for Sale Company Products, excluding such Company Products that are Knocked Down Products; and

(iii)

Sell and offer to Sell Company Products being Knocked Down Products but only if such Knocked Down Products are Sold: (a) for the purpose of being assembled to a complete and ready to use Company Product; and (b) directly to an Entity being a Network Operator, End User Customer, all provided such Entity not being a Brand Company.

Notwithstanding anything to the contrary, the rights provided under this Article 2.1 do not include any rights or licenses under Ericsson’s Licensed Patents:

(iv)	to Sell and offer to Sell Company Products or Knocked Down Products to Third Party Licensees;

(v)	to Sell and offer to Sell Components; or

(vi)

other than for the portion and functionality of the Company Product making the Company Product compliant with any or more of the Standards even if any Ericsson Licensed Patent also applies to another standard or applies to any other portion or functionality of the Company Product; or

(vii)	for the portion of the Company Product licensed or distributed under GPLv3.

The license granted hereunder further includes the right to make, use and import solely by Company (but not to sell, offer for sale, lease or rent or otherwise dispose of to Third Parties) manufacturing and testing equipment compliant with the Standards for the testing, developing and manufacturing of Company Products.

For the avoidance of doubt, no license is granted under this Article 2.1 for CDMA, WiFi, WiMax, Future Standards or any other standard, except the Standards.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

2.2

Sublicense. Company shall have the right to grant sublicenses of the rights set forth in Article 2.1 above to all Affiliates of Company Selling Company Products. Company shall procure that such Affiliates shall be bound in all respects to all of the obligations contained in this Agreement, including but not limited to, the payment of royalties as set forth in Article 6 below. Company shall be liable for the payment of royalties as set forth in Article 6 below attributed to all Affiliates whether sublicensed by Company or not, which shall be effectuated by Company directly. Any sublicense granted to an Affiliate in accordance with this Article 2.2 shall terminate if such Affiliate ceases to be an Affiliate of Company.

2.3	No Implied License. All rights not expressly granted by Ericsson are hereby expressly reserved.

2.4

No Rights to Provide Foundry Services or Patent Laundry Services. For the avoidance of all doubts, nothing under this Agreement shall mean that Ericsson is granting a license or a right to sublicense under any Licensed Patents to Company or its Affiliates for providing so called “foundry services” or “patent laundry services” to Third Parties, such as, but not limited to, Company or its Affiliates selling products based upon Third Party made or owned design or under a Third Party brand when the product is thereafter sold to or directly on behalf of such same Third Party.

3	LICENSE GRANT-BACK

3.1

License Grant-Back. Company hereby grants to Ericsson a world-wide, non-transferable and non-exclusive license under any Company’s Licensed Patents during the License Period to make, Have Made, Have Copied, use, operate, repair, sell, offer for sale, lease or otherwise dispose of and import products and services compliant with any or more of the applicable Standards.

The license granted hereunder further includes the right to make, use and import solely by Ericsson (but not to sell, lease or otherwise dispose of to Third Parties) manufacturing and testing equipment compliant with the Standards for the testing, developing and manufacturing of Ericsson products.

3.2

Right to Sublicense. Ericsson shall have the right to grant sublicenses of the rights set forth in Article 3.1 above only to Affiliates of Ericsson. Any sublicensed Affiliate shall agree to be bound in all respects to all of the obligations contained in this Agreement. Any sublicense granted hereunder shall terminate if an Affiliate ceases to be an Affiliate of Ericsson.

3.3

Non-Assertion by Company. Company (including its Affiliates) shall not make, and shall not have any Third Party make, any claims under its Licensed Patents against Ericsson or its Affiliates, or Ericsson’s or its Affiliate’s customers, for direct infringement, inducement to infringe and/or contributory infringement relating to any products (hardware and software) or services produced by a Third Party based upon the technical specification of Ericsson or its Affiliates.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

4	LIMITATIONS ON LICENSE GRANTS

4.1

Jointly Owned Patents. With respect to Licensed Patents which are owned by a Party jointly with others, the Parties recognize that there are countries which require the express consent of all inventors or their assignees to the grant of licenses or rights under patents issued in such countries for such jointly owned inventions. Each Party hereby expressly gives such consent from its Affiliates and shall use all reasonable efforts to obtain such consent from its employees and its Affiliates’ employees, and from other Third Parties, as required to make full and effective any such licenses and rights granted.

If, in spite of such efforts, a Party is unable to obtain such consents from any such employees or Third Parties, the resulting inability of such Party to make full and effective its purported grant of such licenses and rights shall not be considered to be a breach of this Agreement. For the avoidance of doubt, in such a case, the licenses and rights shall be considered granted by each Party to the maximum extent possible, and, consequently, if the other Party acquires a corresponding license from the employee or Third Party, such other Party shall be deemed licensed under the patent.

4.2

No Rights Against Infringers. There may be countries in which a Party may have, as a consequence of this Agreement, rights against infringers of the other Party’s Patents licensed hereunder. Each Party hereby waives any such right it may have by reason of any Third Party’s infringement of any such Patents.

5	KNOW-HOW AND TRADE SECRETS

5.1

No license or other right is granted herein to either Party, directly or by implication, estoppel or otherwise, with respect to any trade secrets or know-how, and no such license or other right shall arise from the consummation of this Agreement or from any acts, statements or dealings leading to such consummation. Except as specifically provided herein, neither Party is required hereunder to furnish or disclose to the other Party any technical or other information.

6	PAYMENTS, REPORTS AND AUDITS

6.1	Royalties.

(A) Company, on behalf of itself and its Affiliates, hereby agrees to pay Ericsson:

[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

[***]

Royalties for Company Products Sold compliant with the Standards:

[***]

Notwithstanding Article 6.1(A)(b)(iii) above, if Company buys the entire 3G functionality (hardware, firmware and software) from a Third Party that is licensed by Ericsson and Company can evidence to Ericsson that such Third Party is licensed by Ericsson to sell such 3G functionality with the right to pass-on, exhausting the Ericsson Licensed Patents necessary to make, use, sell, offer for sale and import products that comply with 3G functionality, and provided that Company therefore agrees to not be licensed by Ericsson under such Ericsson Licensed Patents, Company shall for each Company Product Sold that contains such 3G functionality but is not compliant with 4G or 5G, pay:

[***]

(B) The license to Ericsson shall be fully paid up and not subject to any payment.

6.2

Reports. Company shall, on behalf of itself and its Affiliates, make written reports to Ericsson for the period [***] during the License Period (each a “Reported Period”). Company warrants that each such royalty report shall be signed by a person duly authorized by Company and be provided to Ericsson no [***]. Each royalty report is to include, the number and other information for each type of Company Product Sold or otherwise disposed of during the preceding Reported Period with the applicable royalty rate as outlined in Article 6.1 above. The royalty report shall be at least as detailed as specified in Appendix 1. In addition to the written report, Company shall via email send Ericsson such report in Excel-format (xls format).

The first royalty report shall include all such Company Products Sold or otherwise disposed of between [***].

In the event that no Company Product was Sold or otherwise disposed of during a Reported Period, Company shall so report.

6.3

Payments. Company shall, on behalf of itself and its Affiliates, pay to Ericsson (i) [***] and (ii) the royalty as specified for in Article 6.1(A)(b) will be due and payable [***] for Company Products Sold during the preceding Reported Period. The payment to Ericsson shall be made to the Ericsson wholly owned Affiliate Ericsson AB by wire transfer to the Ericsson bank account as specified in Appendix 2. Such payment to Ericsson AB shall be regarded as fulfillment of Company’s payment obligations under the Agreement for the relevant Reported Period.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

6.4	Records and Audits.

6.4.1

Company agrees to keep, and procure that its Affiliates keep, all records and accounts showing (i) the sales or other disposition (including lease, rent or similar transaction regardless of the basis for compensation, if any, as well as putting into use) of products sold or otherwise disposed of; and (ii) procurement, manufacturing, inventory and shipping reports; in sufficient detail to enable the royalties payable by Company, on behalf of itself and its Affiliates, to Ericsson to be determined. Company shall preserve and maintain all such records and accounts required for audit for a period of [***] after the calendar quarter for which the records and accounts apply. Company further agrees to permit its and its Affiliates records and accounts to be examined from time to time during business hours on business days by an independent auditor to the extent necessary to verify that reports and payments are sufficiently made in accordance with the Agreement, such examination to be made by an independent auditor appointed by Ericsson. The examinations shall at least include all records and accounts as may under internationally recognized accounting practices contain information bearing upon the amount of royalties payable in accordance with this Agreement as well as such other records, accounts and other information that such independent auditing firm may request, all in sufficient details for an independent auditor to be able to complete an audit in accordance with international auditing standards. Company warrants that Company shall make all such records, accounts and other information requested by the independent auditing firm available to the auditor, in due time to enable the auditor to commence its examination within [***] after Company being notified about the audit.

6.4.2	If the auditor determines that Company has underpaid the royalty to Ericsson, Company shall pay double such deficiency amount within [***] after receipt of invoice from Ericsson in liquidated damages.

6.4.3

The cost of such audit shall be borne by Ericsson, unless such audit determines that Company has underpaid the royalties due hereunder by the lesser of [***] in which case, Company shall reimburse Ericsson for the cost of such audit.

6.4.4

Ericsson shall credit to Company the amount of any bona fide overpayment of royalties in error and made during the preceding [***] provided (i) such overpayment has been discovered as part of any audit carried out under this Agreement; or (ii) that such overpayment is identified and fully explained in a written notice from Company to Ericsson and that Ericsson is able to verify the existence and extent of such overpayment (such verification not to be unreasonably withheld, delayed or conditioned). The foregoing procedure will constitute the sole and exclusive basis for Company to claim overpayments under this Agreement. Further, any alleged or verified overpaid amount shall not be included in the calculations when determining if Company has underpaid under this Agreement.

6.4.5

Company agrees to, prior to the agreed date for the auditor’s visit to Company’s or its Affiliates’ premises, provide the auditor with its and its Affiliates records and accounts, as requested by the auditor. The auditor shall have the right to analyze and verify such records and accounts at its own premises. For the avoidance of all doubt, such records and accounts shall be treated as Company confidential information.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

6.5

Late Payments. Company shall be liable for interest on any overdue payment required to be made or deposited by Company and its Affiliates pursuant to this Article 6 or any other amount due under the Agreement, commencing on the date such payment becomes due until such payment is made in full, at an annual rate of [***]. If such interest rate exceeds the maximum legal rate in the jurisdiction where a claim therefore is being asserted, the interest shall be reduced to such maximum legal rate.

Further, in the event any quarterly payment under Article 6.1(A)(a) is overdue by [***], then all remaining payments under Article 6.1(A)(a) shall automatically become immediately due and payable as of such date.

6.6

Taxes. All payments required by this Agreement are exclusive of taxes, customs or any other duties, and Company agrees to bear and be responsible for the payment of all such taxes, customs or other duties including, but not limited to, all sales, service, use, rental receipt, personal property or other taxes and their equivalents which may be levied or assessed in connection with this Agreement (excluding only taxes based on Ericsson’s net income).

Hence, if in accordance with present or future laws, Ericsson shall be obliged to pay, or Company obliged to deduct from any payment to Ericsson, any amount with respect to any taxes, customs or any other duties levied, for which Ericsson is responsible, Company shall increase the payment to Ericsson by an amount to cover such payment by Ericsson or deduction by Company.

6.7	[***] confirms that [***]. Should a [***] while giving consideration for the other terms and conditions, [***]. This [***] shall [***].

7	TERM AND TERMINATION

7.1

Term. This Agreement shall become effective on the Effective Date hereof and continue until the expiry of the License Period unless otherwise terminated as permitted herein. The licenses and rights granted herein shall terminate upon expiration of this Agreement.

7.2

Termination for Breach. If either Party (hereinafter referred to as the “Defaulting Party”) shall at any time materially breach any covenant, undertaking or liability contained herein, including but not limited to, providing a materially false report, failing to make any royalty payment or report hereunder in time and/or failing to fully comply with Article 6.4 above, and shall fail to remedy such breach within [***] days after written notice by the non-defaulting Party specifying such breach, the non-defaulting Party may, at its option, terminate all licenses and rights granted herein to the Defaulting Party. All licenses and rights granted to the non-defaulting Party by the Defaulting Party shall survive such termination.

7.3

Defensive Termination of Have Made with Outsourced Design Right. If a Third Party manufacturer (acting as a manufacturer under a Party’s Have Made with Outsourced Design right) of a Party or its Affiliates (the “Exercising Party”) files, or has a Third Party file, an infringement suit on any patents against the products or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

services of the other Party or its Affiliates (the “Non-Exercising Party”), then such Non-Exercising Party may terminate the Have Made with Outsourced Design right granted to the Exercising Party with respect to the products or services of the Exercising Party made by such manufacturer by providing written notice to such manufacturer and to the Exercising Party (“Have Made Termination Notice”). If the suing manufacturer dismisses the suit no later than [***] after receipt of the Have Made Termination Notice, then the right will be reinstated as if it had never been terminated by the Non-Exercising Party. If the suit is not dismissed before the end of such period, then the right shall remain terminated with respect to the products and services of the Exercising Party affected hereunder and made by such manufacturer as of the date of the Have Made Termination Notice.

7.4

Change of Control. In the event of a Change of Control in Company, the licenses granted hereunder will automatically assign to an acquirer who agrees to the terms of this Agreement. If the acquirer does not so agree, Ericsson shall have the right, at Ericsson’s sole and absolute discretion, to terminate all licenses and rights granted to Company. In the event that Ericsson terminates such licenses and rights, all licenses and rights granted to Ericsson herein shall also terminate.

7.5

Final Audit and Final Payment. Any termination or expiration of this Agreement or of the licenses and rights granted to Company shall not prejudice the right of Ericsson to conduct a final audit of the records and accounts of Company in accordance with the provisions of Article 6 above. Furthermore, upon such expiration or termination, Company shall duly account to Ericsson for all royalties and other payments within [***] after the date of such expiration or termination.

7.6	Surviving Clauses. Provisions contained in this Agreement that are expressed or by their sense and context are intended to survive the termination of this Agreement shall so survive the termination.

8	WARRANTIES AND DISCLAIMERS

8.1

Transfer of Licensed Patents. Each Party represents and warrants that it shall not, and that they shall procure that their Affiliates shall not, (i) transfer or assign, or (ii) otherwise provide any right to assert (including but not limited to by grant of any exclusive right) any of the Licensed Patents, unless (a) such assignment, transfer or license is made subject to maintenance of the licenses and rights as granted under this Agreement and (b) such assignment, transfer or license requires subsequent assignees to do the same.

8.2

Sales Forecast. Company represents and warrants that Appendix 3 sets forth Company’s best estimate of its unit sales volumes for Company Products in 2019, 2020, and 2021, as well as the average selling price (ASP) for Company Products that Company expects to sell in each of those years. Company understands that Ericsson relied on the data set forth in Appendix 3 in agreeing to the royalty rates set forth in 6.1(A)(c).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

8.3	Nothing contained in this Agreement shall be construed as:

(i)

a warranty or representation either expressed or implied that any manufacture, have made, use, importation, sale or offering for sale will be free from infringement of patents, copyrights or other intellectual property rights of others, and it shall be the sole responsibility of the licensee Party to make such determination as is necessary with respect to the acquisition of licenses under patents and other intellectual property of third parties;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

(ii)	a warranty or representation either expressed or implied by either Party as to the validity, enforceability or scope of any Licensed Patents licensed herein;

(iii)

limiting the rights which the Parties have outside the scope of licenses and rights granted hereunder, or restricting the right of either Party or any of its Affiliates to make, have made, use, operate, repair, sell, offer for sale, lease or otherwise dispose of and import any particular product or products not licensed herein;

(iv)	an agreement to bring or prosecute actions or suits against third parties for infringement;

(v)	an obligation to furnish any manufacturing or technical information or assistance;

(vi)

an obligation to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force, or to provide copies of patent applications to the other Party or its Affiliates, or to disclose any inventions described or claimed in such patent applications;

(vii)	conferring any right to use, in advertising, publicity or otherwise, any name, trade name, trademark, or any contraction, abbreviation or simulation thereof; and

(viii)

an obligation upon either Party to make any determination as to the applicability, suitability, usefulness or fitness of any patent to any product, service, invention, technology or process or part thereof of the other Party, its Affiliates or Third Parties.

8.4

Save as for Article 8.1-8.2 above, neither Party makes any representations; extends any warranties of any kind, either express or implied; and assumes no responsibilities whatsoever with respect to the manufacture, having made, use, operation, reparation, sale, offering for sale, lease or other disposition and importation of any product, service or part thereof, by the other Party or any of its Affiliates or any direct or indirect supplier or vendee or other transferee of the other Party or its Affiliates.

9	GOVERNING LAW AND DISPUTES

9.1	The validity, performance, construction and interpretation of this Agreement shall be governed by the laws of Sweden without regard to its conflict of law provisions.

9.2

All disputes, differences or questions arising out of or relating to the interpretation or performance of this Agreement, between the Parties shall be finally settled in New York City, USA, under the Rules of Arbitration of the International Chamber of Commerce, by three (3) arbitrators, appointed in accordance with said Rules. The arbitration proceedings shall be conducted in the English language. The award shall be final and binding on the Parties and may be entered and enforced in any court having jurisdiction.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

The Parties undertake and agree that all arbitral proceedings conducted under this Article 9 as well as any decision or award that is made or declared during the proceedings shall be kept strictly confidential. All information, documentation, materials in whatever form disclosed in the course of such arbitral proceeding shall be used solely for the purpose of those proceedings. Notwithstanding the foregoing, no Party shall be prevented from disclosing such information in order to safeguard in the best possible way its rights vis-à-vis the other Party in connection with the dispute, or if disclosure is required by law, regulation or stock exchange rules.

9.3	Notwithstanding the aforesaid, nothing in this Article 9 shall prevent the Parties from seeking any interim or final injunctive or equitable relief by a court of competent jurisdiction.

10	WAIVER

10.1

Neither this Agreement nor any provision hereof may be waived without the prior written consent of the Party against whom such waiver is asserted. No delay or omission by either Party to exercise or assert any right or power shall impair any such right or power to be construed to be a waiver thereof. Consent by either Party to, or waiver of, a breach by the other Party shall not constitute consent to, waiver of, or excuse for any other different or subsequent breach.

11	ASSIGNMENT

11.1

Neither this Agreement nor any license, right nor obligation hereunder, in whole or in part, shall be assignable or otherwise transferable by Company without the written consent of Ericsson. Any attempt to do so in contravention of this Article 11 shall be void and of no force and effect.

12	SEVERABILITY

12.1

If any term, clause, provision, or part thereof, of this Agreement is invalidated or unenforceable by operation of law or otherwise, the Parties shall negotiate in good faith and a timely manner a replacement, but legally valid, term, clause or provision that best meets the intent of the Parties.

13	NOTICE

13.1

All notices, requests, demands, consents, agreements and other communications required or permitted to be given or made under this Agreement shall be in writing and in the English language and shall be: (i) delivered personally; (ii) mailed by registered mail; (iii) electronically (of royalty reports only); or (iv) delivered by courier.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

13.2	All such communications shall be addressed as set out below or to such other addresses as may be given by written notice in accordance with this Article 13.

ERICSSON	COMPANY

Ericsson AB	Sonim Technologies Inc.
Att: Chief Intellectual Property Officer	Att: CFO, Jim Walker
Torshamnsgatan 23	1875 S. Grant Street, Suite 750, San Mateo
SE-164 80 Stockholm	CA 94402
Sweden	USA
Royalty reports in .xls format shall be emailed to: [***]

13.3

Unless otherwise specifically provided for in this Agreement, such communications shall take effect upon receipt by the addressee, provided such communications shall be deemed to have been duly given or made when and shall be deemed to have been received by a Party: (i) if delivered personally, at delivery; (ii) if mailed by registered mail, unless actually received earlier, on the expiration of [***] after the date of mailing; or (iii) if delivered by courier, on the date of delivery. If the notifying Party has attempted to send a communication in accordance with at least one of the options above, without having such communication deemed received by a Party, then such communication will shall be deemed to have been duly given or made [***] after a second communication has been sent via an internationally recognized courier.

The above addresses and contacts can be changed by providing notice to the other Party in accordance with this Article 13.

14	NEITHER PARTY BENEFITS

14.1	This Agreement is considered to be jointly drafted and neither Party shall benefit from who actually drafted the Agreement.

15	ENTIRE AGREEMENT, RELEASE AND AMENDMENTS

15.1

This Agreement sets forth the entire understanding and agreement between the Parties as to the subject matter of this Agreement and merges and supersedes all previous communications, negotiations, warranties, representations and agreements, either oral or written, with respect to the subject matter hereof. However, each Party shall continue to keep any information confidential, disclosed and deemed confidential in accordance with the Non-Disclosure Agreement between the Parties, dated May 20, 2016, including but not limited to any claim charts, in accordance with the terms thereof.

15.2

Each Party, on behalf of itself and its Affiliates, hereby releases and discharges the other Party and each of its current and former Affiliates, employees, representatives, agents, officers, directors, of and from any and all Claims and causes of actions of every kind and nature whatsoever, arising out of or in

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

connection with the 2011 GPLA. For purposes of this Article 15.2, “Claims” means any and all claims, counterclaims, demands, actions, causes of action, and all other claims of every kind and nature in law or equity, arising out of or related to the 2011 GPLA. For the avoidance of doubt, as of the Effective Date of this Agreement, Company shall have no further payment obligations for royalties payable under the 2011 GPLA.

15.3	No amendment or supplement to this Agreement shall be valid or binding on either Party unless made in writing and duly executed by each of the Parties hereto.

16	CONFIDENTIALITY/PUBLICATION OF AGREEMENT

16.1

Each Party undertakes to keep strictly confidential all information received or obtained under this Agreement including but not limited to the contents of this Agreement and any related reports, and not to disclose to any third party any such information, unless such disclosure is required by: (i) law, (ii) regulation, (iii) stock exchange rules, (iv) court or government ordered mediation (v) necessary for performance of the rights and obligations under this Agreement, however only limited to those terms strictly necessary for performance in each applicable case, or (vi) the relevant information has been made available to the public by other means than breach of this confidentiality undertaking.

This Article 16.1 shall for [***], survive the termination or expiry of this Agreement for any reason.

16.2

The Parties agree that they may make it publicly known that this Agreement has been entered into by the Parties, but neither Party shall make any press release relating to this Agreement without first having secured the other Party’s written approval of the content of the press release. Such approval shall not be unreasonably withheld, delayed or conditioned.

17	HEADINGS AND DEFINITIONS

17.1

All headings used in this Agreement are inserted for the purpose of convenience only and are not intended to affect or alter the meaning or interpretation of this Agreement or any clause or provision herein.

17.2

For the purpose of the construction and interpretation of this Agreement, the word “including” (and variations thereof such as “include” and “includes”) and the phrase “such as” will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation”. Any reference to “herein” or “hereunder” in this Agreement, unless stated otherwise, refers to this Agreement. Any reference to “third party” or “third parties” in this Agreement does not mean either Party or its Affiliates.

17.3	References to “Articles” in this Agreement include all subsections thereof (e.g., Article 6 includes Articles 6.1, 6.2 and 6.3, and Article 6.4 includes Articles 6.4.1 and 6.4.2).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

18	AUTHORITY

18.1	Each Party represents and warrants that it has the right to enter into this Agreement on its behalf and on behalf of its Affiliates.

18.2

Each signatory hereto warrants that they have obtained all necessary authorization and consents necessary to legally bind their respective Parties hereto and that by signing hereto, they create a binding commitment by such Party to the terms hereof.

19	COUNTERPARTS AND FACSIMILE.

19.1

Each Party will execute and deliver to the other Party a copy of this Agreement bearing its original signature, however, prior to such execution and delivery, in order to expedite the process of entering into this Agreement, the Parties acknowledge that this Agreement may be executed on facsimile copies or in electronic format via email of a .pdf file, in two (2) counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

**********************************************************************************************

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

IN WITNESS WHEREOF, ERICSSON AND COMPANY HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR AUTHORIZED REPRESENTATIVES AS OF THE DAY AND YEAR WRITTEN BELOW.

This Agreement has been duly executed by the Parties hereto in two (2) identical originals of which the Parties have taken one (1) each.

Telefonaktiebolaget LM Ericsson (publ)		Sonim Technologies Inc.

By:	/s/ Pär Gunnarsson	By:	/s/ Robert Plaschke
	Signature		Signature

	Pär Gunnarsson		Robert Plaschke
	Printed Signatory’s Name		Printed Signatory’s Name

	VP & CSO		CEO
	Title		Title

	December 21, 2018		December 18, 2018
	Date		Date

By:	/s/ Christina Petersson	By:	/s/ Taruna Punj
	Signature		Signature

	Christina Petersson		Taruna Punj
	Printed Signatory’s Name		Printed Signatory’s Name

	Head of IPR Legal Affairs		Controller
	Title		Title

	December 21, 2018		December 18, 2018
	Date		Date

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

APPENDIX 2

Bank name: [***]

Bank address: [***]

Country: Sweden

BIC code: [***]

Currency: US Dollar

IBAN Number: [***]

Account Number: [***]

E-mail notification of the payment should be sent to Ericsson:

[***]

Licensing Revenue Manager

E-mail: [***]

Please include following information:

Invoice number paid

Payment Date

Invoiced Amount

Paid Amount

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

APPENDIX 1

Company Name:

Company VAT No.:

Legal address:

Phone:

Fax:

E-mail:

Contact person:

Currency (to pay):

	Customer name	Product type, model name and number	Chipset supplier	Standard complied to	Country of export if not domestic sale	Brand name	Brand owner	Units Sold	Royalty rate	Amount due
		(Mobile Device)		(GSM, GPRS, EDGE, UTRA, E-UTRA etc.)			(Company, Affiliate, Network Operator)

Total:
Total Royalty Due:

The duly authorized undersigned signatory hereby certifies the foregoing represents the record of royalties due and payable by Sonim Technologies Inc. for the period specified above, calculated pursuant to the terms in the Agreement:

Signature:

Print Name:

Title:

Date:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.

EXECUTION VERSION

APPENDIX 3

Product	2014				2015				2016				2017				2018				2019				2020				2021
	Qty		ASP		Qty		ASP($)		Qty		ASP($)		Qty		ASP($)		Qty		ASP($)		Qty		ASP($)		Qty		ASP($)		Qty		ASP($)
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE SONIM TECHNOLOGIES, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO SONIM TECHNOLOGIES, INC. IF PUBLICLY DISCLOSED.